As filed with the Securities and Exchange Commission on October 20, 2015

Securities Act File No. 333-92106

Investment Company Act of 1940 File No. 811-21145

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 112

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 115

SPDR® INDEX SHARES FUNDS

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (866) 787-2257

Christopher A. Madden

State Street Bank and Trust Company

One Lincoln Street/CPH0326

Boston, Massachusetts 02111

(Name and Address of Agent for Service)

Copies to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

2020 K Street NW

Washington, DC 20006

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to Rule 485, paragraph (b)
☐	on pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on pursuant to Rule 485, paragraph (a)(2)
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SPDR
STATE STREET GLOBAL ADVISORS
Precise in a world that isn't.®

SPDR® Index Shares Funds Prospectus
October 20, 2015

SPDR MSCI China A Shares IMI ETF (XINA)

Precise in a world that isn't. SM

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in the Fund involve investment risks, including the loss of principal.

Principal U.S. Listing Exchange for the ETF: NYSE Arca, Inc.

FUND SUMMARY

SPDR® MSCI China A Shares IMI ETF

INVESTMENT OBJECTIVE

The SPDR MSCI China A Shares IMI ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the investible stocks of Chinese companies that issue A Shares.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.65%
*	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$66	$208

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, the Fund does not have a portfolio turnover rate.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

In seeking to track the performance of the MSCI China A International IMI Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, State Street Global Advisors Asia Limited (the “Sub-Adviser”), the investment sub-adviser to the Fund, may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal circumstances, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) based on securities comprising the Index. In addition, under normal circumstances, the Fund will invest at

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least 80% of its net assets (plus the amount of borrowings for investment purposes) in A Shares of Chinese issuers or in derivatives or other instruments that provide investment exposure to A Shares of Chinese issuers. The Fund may invest up to 20% of its assets in investments that are not included in the Index. While the Fund intends to invest primarily in A Shares, the Fund may also invest in futures contracts, swaps and other derivative instruments (not including non-deliverable forwards), and other affiliated and unaffiliated pooled investment vehicles, including foreign investment companies, that SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and/or the Sub-Adviser believes will help the Fund to achieve its investment objective. The Fund may also invest in other investments including but not limited to B shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H shares of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, shares of P-Chips companies with controlling Chinese shareholders incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange, and ADRs or GDRs representing securities not in the Index. In addition, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and affiliated and unaffiliated money market funds.

The Index is a free-float adjusted, market capitalization weighted index (giving greater weight to larger companies, based on the value of securities available in the market) designed to capture large, mid and small cap representation across Chinese securities with A Share listings on the Shanghai or Shenzhen Stock Exchanges. The Index is comprised solely of A Shares and aims to capture approximately 99% of the investible Chinese domestic A Shares equity universe.

To be eligible for the Index, a security and its issuing company must meet certain size and capitalization requirements. In particular: (i) a company must have a full market capitalization within the range of the top 99% of the developed market equity universe, based on free-float adjusted market capitalization (for emerging market companies, the required full market capitalization is set at one half the corresponding level for developed market companies) and (ii) a security must have a free-float adjusted market capitalization equal to or greater than 50% of the smallest company identified above. In addition, the securities must meet the following liquidity requirements: (i) a three-month and twelve-month Annualized Traded Value Ratio of at least 15% and (ii) a three-month frequency of trading of at least 80%. “ST” and “*ST” securities, which are shares of companies that have received delisting warning from the Shanghai or Shenzhen Stock Exchanges due to abnormal financial conditions, are not eligible for Index inclusion. The Index is reviewed quarterly and rebalanced quarterly. As of October 16, 2015, the Index was comprised of 1,795 securities.

A Shares are equity securities issued by companies incorporated in Mainland China and are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Exchanges. Subject to minor exceptions, under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors, such as the Fund, can invest in A Shares only (i) through certain foreign institutional investors that have obtained a license and quota from the Chinese regulators and (ii) through the Hong Kong-Shanghai Stock Connect program, a program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong (“Stock Connect”). The Fund invests in China A Shares through the Sub-Adviser, who is licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and has received an initial RQFII quota by China’s State Administration of Foreign Exchange (“SAFE”). The Sub-Adviser, on behalf of the Fund, may invest RMB in A Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified RQFII quota. The Sub-Adviser may, but is not required to, apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted. If the Sub-Adviser’s RQFII quota is or becomes inadequate to meet the investment needs of the Fund or if the Sub-Adviser is unable to maintain its RQFII status, the Adviser and/or Sub-Adviser may seek to gain exposure to the A Shares market by investing in securities not included in the Index, futures contracts, swaps and other derivative instruments and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A Shares market until additional RQFII quota can be obtained. The Fund may also invest in China A Shares listed and traded on the Shanghai Stock Exchange through the Stock Connect program. Through the Stock Connect program, foreign investors, such as the Fund, can trade eligible China A Shares subject to trading limits and rules and regulations as may be issued from time to time. The Fund’s investments in China

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A Shares through the Stock Connect program is limited by the aggregate investment quotas, including daily quotas, that limit total purchases and/or sales through the Stock Connect program. The Sub-Adviser may also utilize its license as a “Qualified Foreign Institutional Investor” (“QFII”) on behalf of the Fund. To the extent the Sub-Adviser utilizes its QFII quota for investment by the Fund, the Fund’s investment will be subject to significant restrictions regarding currency remittance into, and currency repatriation from, the PRC.

The Index is sponsored by Morgan Stanley Capital International Inc. (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Special Risk Considerations of Investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) the smaller size of the market for Chinese securities and the lower volume of trading, potentially resulting in a lack of liquidity and in price volatility, (ii) currency devaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (ix) greater political, economic, social, legal and tax-related uncertainty, (x) market volatility caused by any potential regional territorial conflicts or natural disasters, (xi) the risk of increased trade tariffs, embargoes and other trade limitations, and (xii) custody risks associated with investing through a RQFII. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired. Illiquid investments may be more difficult for the Fund to value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. Unusually high redemption requests or other unusual market conditions may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

Special Risk Considerations Relating to the RQFII Regime and Investments in A Shares: The A Share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. Securities in the A Share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities and may impact the ability of the Fund to track its Index. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Liquidity risks may be more pronounced for the A Share market than for Chinese securities markets generally because the A Share market is subject to greater government restrictions and control, including trading suspensions.

RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE regulations and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the Fund dispose of its A Shares holdings. In addition, the RQFII regulations provide that the size of a RQFII’s quota may be reduced or cancelled by the SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the Fund to invest directly in A Shares, but also the willingness of swap counterparties to engage in swaps on A Shares and the performance of pooled investment vehicles linked to the performance of A Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain RQFII quota (or QFII quota).

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The Fund’s ability to achieve its investment objective by investing in the component securities of the Index is dependent on the continuous availability of A Shares. Because the Fund will not be able to invest directly in A Shares in excess of the portion of the Sub-Adviser’s RQFII quota (or QFII quota) allocated to the Fund and beyond the limits that may be imposed by the Stock Connect program, the size of the Fund’s direct investment in A Shares may be limited.

If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A Shares, the Fund could, among other actions, limit or suspend creations until the Sub-Adviser determines that the requisite exposure to the Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A Shares as its component securities, or decide to liquidate the Fund.

Stock Connect Investing Risk: The Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through the Stock Connect program is subject to aggregate investment quotas that limit total purchases and sales through the Stock Connect program as well as daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund’s ability to invest in A Shares through the Stock Connect program. In addition, investments made through the Stock Connect program are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to the Fund. Moreover, A Shares purchased through the Stock Connect program generally may not be sold, purchased or otherwise transferred other than through the Stock Connect program in accordance with applicable rules. A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in A Shares. Therefore, the Fund’s investments in Stock Connect A Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, uncertainties in PRC tax rules governing taxation of income and gains from investments in Stock Connect A Shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading.

The Stock Connect program is a pilot program in its initial stages. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

A Shares Tax Risk: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A Shares could result in unexpected tax liabilities for the Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by QFIIs from issuers resident in China. There is at present, however, no direct authority on the application of these taxes to an RQFII. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns.

On November 14, 2014, The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the China Securities Regulatory Commission issued a notice providing that QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) will be temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments (including A Shares)

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effective from November 17, 2014. A second notice was issued the same day providing that the capital gain from disposal of A Shares by foreign investor enterprises via the Stock Connect program will be temporarily exempt from withholding income tax. There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. The negative impact of any such tax liability on the Fund’s return could be substantial.

The PRC rules for taxation of RQFIIs, QFIIs and the Stock Connect program are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles and may not extend to taxes that are reserved but currently unpaid.

In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A Shares and may be subject to special U.S. federal income tax rules that could adversely affect the Fund. Also, the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A Shares.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

Currency and Repatriation Risk: The Index is calculated in onshore RMB (CNY) traded only in the PRC, whereas the Fund’s reference currency is the U.S. dollar. As a result, the Fund’s return may be adversely affected by currency exchange rates. In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the Fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s ability to meet redemption requests.

Offshore RMB Risk: Currently, the amount of RMB denominated financial assets outside the PRC is limited, which limits the availability of RMB that participating authorized institutions can utilize for currency conversion services for their customers. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. The limited availability of RMB outside the PRC may adversely affect the Fund’s ability to achieve its investment objective and the liquidity of the Fund.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, the impact of foreign taxes, transaction costs, foreign currency-related transactions, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. One or more securities included the Index may be suspended from trading and such securities would be valued by the Index at the last closing price. The Fund is expected to value these securities and its other investments based on fair value prices. To the extent the Fund

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calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Equity Investing Risk: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events, government actions, regulatory requirements, and securities market structures unique to a country or region will affect those markets and their issuers. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and ADRs and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Emerging Markets Risk: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in issuers domiciled in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a fund that focuses on a single country (e.g., China or Japan), or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may decline all at the same time.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets since 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial

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institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

Derivatives Risk: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. In addition, the Fund’s investment in a derivative may not have the desired effect.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Leverage Risk: The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded.

Investment in Other Investment Companies Risk: The Fund’s investments in other investment companies subject the Fund to the risks affecting those investment companies, including the possibility that the value of the securities held by those investment companies could decrease. In addition, the Fund’s shareholders will bear both their proportionate share of expenses in the Fund and indirectly, the expenses of the investment companies.

Non-diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

Cross-exchange Trading Risk: Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If the Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

FUND PERFORMANCE

The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER AND SUB-ADVISER

SSGA FM serves as the investment adviser to the Fund. State Street Global Advisors Asia Limited, an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are David Chai and Michelle Ip.

David Chai is a Managing Director of the Adviser and Head of Global Equity Beta Solutions of the Sub-Adviser. He joined the Adviser in 2000.

Michelle Ip is a Principal of the Adviser and a portfolio manager of the Sub-Adviser. She joined the Adviser in 2000.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Shares known as “Creation Units.” Creation Unit transactions are typically

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conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL STRATEGIES INFORMATION

PRINCIPAL STRATEGIES

General. The Sub-Adviser seeks to track the performance of the Fund’s Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The Sub-Adviser will utilize a sampling strategy in managing the Fund. Sampling means that the Sub-Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and/or derivatives that have a similar investment profile as the Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the countries represented by the Index may change. The Sub-Adviser may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Sub-Adviser may choose to overweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the Index.

The Fund may invest in other investments including but not limited to B shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H shares of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, and shares of P-Chips companies with controlling Chinese shareholders incorporated outside of China, listed on the Hong Kong Stock Exchange. B Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B Shares are available to foreign investors. H Shares are equity securities issued by companies incorporated in Mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges. P-Chips are equity securities issued by companies incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange. Companies that issue P-Chips generally base their businesses in Mainland China and are controlled, either directly or indirectly, by non-government owned entities. Red Chips are equity securities issued by companies incorporated outside of Mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red Chips generally base their businesses in Mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC.

The Fund also may invest directly in local securities or in ADRs or GDRs that trade on developed market exchanges, such as the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange (“NYSE”). The Sub-Adviser may purchase an ADR or GDR as a replacement for the actual foreign security in the Index. Conversely, the Sub-Adviser may purchase the actual foreign security as a replacement for an ADR or GDR included in the Index.

The Board of Trustees of the Trust (the “Board”) may change the Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the Statement of Additional Information (“SAI”). The Fund will provide shareholders with at least 60 days’ notice prior to changing its Index or its policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in A Shares of Chinese issuers or in derivatives or other instruments that provide investment exposure to A Shares of Chinese issuers. The Board may also change the Fund’s investment objective without shareholder approval.

NON-PRINCIPAL STRATEGIES

Certain Other Investments. The Fund may invest in convertible securities, variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), European Depositary Receipts, and in options contracts. Options contracts, convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows. The Fund may also enter into forward currency exchange contracts for hedging purposes.

Temporary Defensive Positions. In certain situations or market conditions, the Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may make larger than normal investments in derivatives to maintain exposure

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to its Index if it is unable to invest directly in a component security or it may limit or suspend creation activity.

Borrowing Money. The Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets.

Lending of Securities. The Fund may lend its portfolio securities in an amount not to exceed one third (33  1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to 102% of the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund Summary along with additional risk information.

PRINCIPAL RISKS

Market Risk: An investment in the Fund involves risks similar to those of investing in any fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of securities could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

Foreign Securities. The Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and ADRs and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Depositary Receipts May Be “sponsored” or “Unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary Receipts May Be Unregistered And Unlisted. The Fund’s investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”). The Sub-Adviser will determine the liquidity of such investments pursuant to guidelines established by

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the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Foreign Securities Involve Special Risks and Costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Currency Risk. Investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. The value of the Fund’s holdings may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Geographic Risk. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect the Fund.

Risk of Investing in China. Whether the Fund invests directly in China by investing in A Shares through the RQFII investment quota of the Sub-Adviser or through the Stock Connect program, or indirectly through other instruments, such as other investment companies and/or futures contracts, investments in China involve certain risks and special considerations, including the following:

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will

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continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the constituent securities of the Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A Shares in the Index. The laws, regulations, including the investment regulations that permit RQFIIs to invest in A Shares and the Stock Connect program regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the United

States, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the Fund’s investments.

In addition, as much of China’s growth over the past two decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. Events such as these are difficult to predict and may or may not occur in the future.

China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation and Economic Growth. Economic growth in China has historically been accompanied by periods of high inflation. From time to time, the Chinese government has implemented various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and periods of high inflation continue, the performance of the

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Chinese economy and the Fund’s investments could be adversely affected.

There can be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the portfolio securities of the Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund could involve a risk of a total loss.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. The securities markets in China are evolving in response to a variety of factors including increased access to the markets by foreign investors. This may lead to trading volatility or disruptions and difficulty in interpreting and applying relevant regulations. The A Share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. Securities on the A Share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Liquidity risks may be more pronounced for the A Share market than for Chinese securities markets generally because the A Share market is subject to greater government restrictions and control, including trading suspensions.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of

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U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

The Fund’s rights with respect to its investments in A Shares, if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investments in A Shares. The Fund’s investment in A Shares is limited to the RQFII quota amount obtained by the Sub-Adviser in its capacity as a RQFII and the portion of that quota allocated by the Sub-Adviser for use by the Fund. The Sub-Adviser may also utilize its QFII license on behalf of the Fund, although to the extent the Sub-Adviser utilizes its QFII quota for investment by the Fund, the Fund’s investment will be subject to significant restrictions regarding currency remittance into, and currency repatriation from, the PRC. In addition, if the Fund invests through the Stock Connect program, it will be subject to the limits that may be imposed by the Stock Connect program. Restrictions may be imposed on the repatriation of principal, gains and income that may affect the Fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in Mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are smaller, less liquid, and more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A Shares and B Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in Mainland China may issue both A Shares and B Shares. In China, the A Shares and B Shares of an issuer may only trade on one exchange. A Shares and B Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

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As of July 2015, the CSRC had granted licenses to 169 RQFIIs and to 289 QFIIs, and as of August 28, 2015, the total approved investment quotas reached US$63.5 billion for RQFIIs and US$76.7 billion for QFIIs. While the introduction of the Stock Connect program makes it possible for foreign investors, such as the Fund, to trade A Shares in amounts greater than the RQFII and QFII quotas, restrictions continue to exist on the number of A Shares available to foreign investors. As a result, capital cannot flow as freely in the A Share market as it could if such restrictions did not exist. Therefore, it is possible that in the event of a market disruption, the liquidity of the A Share market and trading prices of A Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A Share market and the short-term and long-term prospects of its investments in the A Share market.

The Chinese government has in the past taken actions that benefited holders of A Shares, but the Chinese government may not take similar action in the future. In addition, there is no guarantee that the Sub-Adviser will continue to maintain its existing RQFII quota or be able to obtain additional RQFII quota if the RQFII quota is reduced or eliminated by SAFE or if the Sub-Adviser’s RQFII license is revoked by the CSRC at some point in the future. The Fund cannot predict what would occur if the RQFII quota were reduced or eliminated or if the Sub-Adviser’s RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the Fund.

Sanctions and Embargoes. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by the Fund in A Shares and other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase and/or limits on the classes of securities in which the Fund may invest. In addition, A Shares traded through the Stock Connect program are subject to daily trading limits and other restrictions.

Repatriations by RQFIIs for investors such as the Fund are permitted daily and are not subject to any lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent the Fund from making certain distributions to shareholders.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index. This may increase the risk of tracking error and, at the worst, the Fund may not be able to achieve its investment objective.

To the extent the Sub-Adviser utilizes its QFII quota for investment by the Fund, the Fund’s investment will be subject to significant restrictions regarding currency remittance into, and currency repatriation from, the PRC. After obtaining QFII quota, a QFII holder must generally remit the

15

investment principal into Mainland China within a specific timeframe. Any unremitted portion of the QFII quota at the end of the timeframe will be forfeited, unless additional quota has been granted. The QFII holder’s assets are locked-up in China for a specific period of time after remittance of the QFII quota and may not be repatriated from China. After the initial lock-up period, a QFII holder may generally repatriate assets monthly in an amount not greater than 20% of the QFII holder’s previous year-end PRC assets, and generally repatriation results in the forfeiture of QFII quota of an equivalent amount. There is also a risk that the QFII quota may become invalid or reduced or canceled by SAFE.

Offshore RMB Risk. Currently, the amount of RMB denominated financial assets outside the PRC is limited. As of the end of November 2014, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB974 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with the Renminbi Clearing Bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for currency conversion services for their customers, such as the Fund. The Fund is dependent on such participating authorized institutions to convert the Fund’s investment proceeds into RMB. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the relevant settlement agreements between Hong Kong banks and the People’s Bank of China will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore. The limited availability of RMB outside the PRC may adversely affect the ability of the Fund to achieve its investment objective and the liquidity of the Fund’s investments.

Tax on Retained Income and Gains. To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax and may be required to pay an excise tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

U.S. Tax Risk. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A Shares, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the Fund fails to satisfy the distribution requirement necessary to qualify for integrated treatment as a RIC for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in swaps and derivatives to comply with certain

16

regulatory requirements which may further cause these investments to be less efficient than a direct investment in A Shares. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of special tax rules to the Fund and its investments may be uncertain, it is possible that the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

The Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

A Shares Tax Risk. The Fund’s investments in A Shares will be subject to a number of Chinese tax rules and the application of many of those rules is at present uncertain. Chinese taxes that may apply to the Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, corporate income tax, business tax and stamp tax.

If the Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and Sub-Adviser intend to operate the Fund in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to a QFII and RQFII of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the China Securities Regulatory Commission (collectively, the “PRC Tax Authorities”) issued the “Notice on temporary exemption of Corporate Income Tax on capital gains derived from the transfer of PRC equity investment assets such as PRC domestic stocks by QFII and RQFII” Caishui [2014] No.79 (“Notice 79”) on November 14, 2014. Notice 79 states that QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) will be temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments, including A Shares, effective from November 17, 2014. In addition, the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect (“Stock Connect program”)” Caishui [2014] No.81 (Notice 81), issued on the same day by the PRC Tax Authorities, states that the capital gain from disposal of A Shares by foreign investor enterprises via the Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A Shares by foreign investor enterprises is subject to 10% withholding income tax.

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There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from A Shares investment to QFIIs and RQFIIs or investments through the Stock Connect program and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in the PRC will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares and China B shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Sub-Adviser of A Shares or China B shares will accordingly be subject to PRC Stamp Duty, but the Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A Shares and China B shares.

In the absence of specific guidance, RQFIIs such as the Sub-Adviser may be potentially subject to PRC business tax at a rate of 5% in respect of capital gains derived from the trading of A Shares and interest income, if any. Existing guidance provides a business tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but the guidance does not explicitly apply to RQFIIs. In practice, the PRC Tax Authorities have not actively enforced the collection of business tax on such gains. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on business tax liabilities, so if the Sub-Adviser or the Fund were liable for business tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of RQFIIs, QFIIs and the Stock Connect program are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may adversely affect the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. In the absence of well-settled tax guidance and practice, the taxation of RQFIIs, QFIIs and Stock Connect transactions may differ from, or be applied in a manner inconsistent with the practices described in this prospectus. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a summary of the potential PRC tax consequences that may affect the Fund and its investors either directly or indirectly and is not intended to be taken as a definitive, authoritative or comprehensive statement of PRC tax law applicable to the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

The Fund may invest in swaps and other derivatives, and in PFICs. To the extent the Fund invests in swaps linked to A Shares, such investments may be less tax-efficient for U.S. tax purposes than a direct investment in A Shares. Any tax liability incurred by a swap counterparty may be passed on to the Fund. When the Fund sells a swap on A Shares, the sale price may take into account of the RQFII’s tax liability. Further discussion of the tax rules applicable to investments in swaps and other derivatives and in PFICs can be found in this Prospectus under “U.S. Tax Risk” and in the SAI under “Taxes.”

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Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the Fund may be adversely affected.

Since 2005, the exchange rate of the RMB is no longer pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. The possibility that the appreciation of RMB will be accelerated cannot be excluded. On the other hand, there can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB could adversely affect the value of the Fund’s investments.

The PRC government imposes restrictions on the remittance of RMB out of and into China. The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A Shares and other permissible securities by the Fund from time to time. In the event such remittance is disrupted, the Fund may not be able to invest in a representative sampling of the Index’s components, which may increase the tracking error of the Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

Custody Risks of Investing in A Shares. Because the Fund intends to invest directly in A Shares, it is required to select a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). The Fund’s PRC Custodian is the China Construction Bank Corporation, which also serves as a sub-custodian of the Fund’s Custodian, State Street Bank and Trust Company. The PRC Custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in A Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A Shares that are traded on the Shanghai or Shenzhen Stock Exchanges are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Shares purchased through the RQFII investment quota of the Sub-Adviser may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the Fund and the Sub-Adviser as the RQFII. The Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets. However, because the securities trading account will be maintained in the names of the Sub-Adviser and the Fund jointly, the Fund’s assets may not be as well protected as they would be if

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it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case such creditors may seek to gain control of the Fund’s assets to satisfy the Sub-Adviser’s liabilities owed to such creditors. The naming convention for the account also gives rise to the risk that regulatory actions taken against the Sub-Adviser by PRC government authorities may affect the Fund.

Investors should note that cash deposited in the Fund’s account with the PRC Custodian may not be segregated from the proprietary assets of the PRC Custodian or the assets of other of the PRC Custodian’s clients. To the extent the Fund’s cash is commingled, it will be vulnerable in the event of a bankruptcy or liquidation of the PRC Custodian. In such case, the Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian. The Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

PRC Brokers Risk. Regulations adopted by the CSRC and SAFE under which the Fund will invest in A Shares provide that the Sub-Adviser, if licensed as a RQFII, may select up to three PRC brokers to execute transactions on its behalf on each of the two PRC exchanges — the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Sub-Adviser may select the same brokers for both Exchanges. As a result, the Adviser and/or Sub-Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for U.S. investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC or the bankruptcy of a PRC broker, the Fund may encounter delays in recovering or be unable to recover its assets which may in turn adversely impact the NAV of the Fund.

If the Sub-Adviser is unable to use one of its designated PRC brokers in the PRC, units of the Fund may trade at a premium or discount to its NAV or the Fund may not be able to track the Index. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of a PRC broker, which may result in increased tracking error or the Fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the Fund to not necessarily pay the lowest commission available in the market. The Sub-Adviser, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such event, the Fund may be adversely affected in the execution of any transaction.

Foreign Currency Considerations. The Fund’s assets will be invested primarily in the equity securities of issuers in China and the income received by the Fund will be primarily in RMB. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from RMB to the dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the RMB to U.S. dollars, the Fund will recognize ordinary income when the RMB is converted. In such circumstances, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code, the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

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Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A lack of liquidity or foreign exchange dealers may lead to higher trading costs. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Following a series of policies introduced by the PRC authorities, an RMB market outside the PRC has gradually developed and started to expand rapidly since 2009. RMB traded outside the PRC is often referred as “offshore RMB” with the denotation “CNH”, which distinguishes it from the “onshore RMB” or “CNY”. Both onshore and offshore RMB are the same currency but are traded in different markets. Since the two RMB markets operate independently and the flow of RMB between them is highly restricted, onshore and offshore RMB are traded at different exchange rates and their movement may not be in the same direction. Due to the strong demand for offshore RMB, CNH typically trades at a premium to onshore RMB, although occasional discounts occur. The relative strength of onshore and offshore RMB may change significantly, and such change may occur within a very short period of time.

Notwithstanding that the offshore RMB market showed meaningful growth during the past two years, it is still at an early stage of development and is relatively sensitive to negative economic factors or market uncertainties. In general, the offshore RMB market is more volatile than the onshore RMB market due to its relatively thin liquidity. While there have been discussions about combining the two markets, it is widely expected that the onshore and offshore RMB markets will remain segregated, but highly related, markets for the next few years.

More measures to relax the conduct of offshore RMB businesses were announced on July 19, 2010, with respect to the lifting of restrictions on interbank transfer of RMB funds and granting permission to Hong Kong companies to exchange foreign currencies for RMB without limit.

Currently, there is no market in China in which the Fund may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

The Fund’s investments in A Shares will be denominated in RMB and the income received by the Fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the Fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to RMB may result in reduced returns to the Fund.

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The Fund does not expect to hedge its currency risk. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB and will bear the risk of any inability to convert the RMB.

In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the Fund.

From time to time, the Fund may invest in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange. Such foreign funds will not be registered as investment companies with the SEC or subject to the U.S. federal securities laws. As a result, the Fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the Fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the U.S. federal securities laws.

When the Fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the foreign fund. The Fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below their NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.

Investing Through Stock Connect Risk. The Stock Connect program is a newly-established securities trading and clearing program which enables mutual stock market access between Mainland China and Hong Kong. Through the Stock Connect program, foreign investors, such as the Fund, can trade eligible China A Shares subject to trading limits and rules and regulations as may be issued from time to time. Unlike other programs for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing via the Stock Connect program. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits. Among other restrictions, investors in securities obtained via the Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Stock Connect program generally may only be sold, purchased or otherwise transferred through the Stock Connect program in

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accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants in the Stock Connect program, which may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Trading via the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China. The Stock Connect program is newly-established and further developments are likely. It is unclear whether or how such developments may restrict or affect the Fund.

Fund purchases of A Shares through the Stock Connect program involve ownership rights that are exercised differently than those involved in U.S. securities markets. When the Fund buys a Shanghai Stock Exchange-listed stock through the Stock Connect program, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed stock. The buying Fund as the beneficial owner of the Shanghai Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, the Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under the Stock Connect program, and such difficulty may expose the Fund to potential risk or risk of loss.

Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. In addition, the Fund’s investment in a derivative may not have the desired effect.

Counterparty Risk. Derivatives are subject to credit risk because the Fund could lose money when a contracting party is unable to meet its contractual obligations in a timely manner or negative perceptions of a contracting party’s ability to meet its obligations cause the derivative to decline in value. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Leverage Risk. The Fund may be exposed to leveraging risk by, among other things, engaging in borrowing transactions, certain derivatives transactions, and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions. When the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded.

Concentration Risk. The Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

NON-PRINCIPAL RISKS

Trading Issues. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. Certain securities held by the Fund may be subject to frequent trading suspensions and halts, which may affect the valuation of these securities. The market price of Shares will generally fluctuate in accordance with changes in the Fund’s net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility.

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However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Sub-Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Fund’s net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending. Although the Fund is indemnified by the Lending Agent for losses incurred in connection with a borrower’s default with respect to a loan, the Fund bears the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

Money Market Fund Investments. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that the Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser and Sub-Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, the Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

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MANAGEMENT

Adviser. SSGA FM serves as the investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Adviser provides an investment management program for the Fund and manages the investment of the Fund’s assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of June 30, 2015, the Adviser managed approximately $376.28 billion in assets and SSGA managed approximately $2.37 trillion in assets. The Adviser’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund expects to pay the Adviser an annual fee based on a percentage of the Fund’s average daily net assets as set forth below:

SPDR MSCI China A Shares IMI ETF	0.65%

From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. The Adviser pays all expenses of the Fund other than the management fee, distribution fee pursuant to the Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

A discussion regarding the Board’s consideration of the Investment Advisory Agreement will be available in the Trust’s Semi-annual Report to Shareholders dated March 31, 2016.

Investment Sub-Adviser. State Street Global Advisors Asia Limited, an affiliate of the Adviser, serves as the investment sub-adviser to the Fund and is responsible for providing the investment program for the Fund, subject to supervision by the Adviser and the Board. The Sub-Adviser is licensed by the Hong Kong Securities and Futures Commission to engage in asset management activities, dealing in securities, advising on securities, and advising on and dealing in futures contracts, each of which is a regulated activity under the Securities and Futures Ordinance of Hong Kong. In the PRC, the Sub-Adviser is licensed as a QFII and a RQFII by the CSRC. In Korea, the Sub-Adviser is registered as a cross-border investment advisory company and a cross-border discretionary investment management company with the Financial Services Commission of Korea under the Financial Investment Services and Capital Markets Act.

The Sub-Adviser is located at Two International Finance Centre, 8 Finance Street, Central, Hong Kong, China. As of June 30, 2015, the Sub-Adviser managed approximately $88.97 billion in assets.

In accordance with the Sub-Advisory Agreement between the Adviser and State Street Global Advisors Asia Limited, the Adviser pays the Sub-Adviser a portion of the advisory fee paid by the Fund to the Adviser (after deducting payments to the fund service providers and fund expenses). The Fund is not responsible for the fees paid to the Sub-Adviser.

A discussion regarding the Board’s consideration of the Sub-Advisory Agreement will be available in the Trust’s Semi-annual Report to Shareholders dated March 31, 2016.

SSGA Funds Management, Inc., as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Fund. The sub-advisers are subject to oversight by the Adviser. The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to unaffiliated investment sub-advisers.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are David Chai and Michelle Ip.

David K. Chai

Mr. Chai is a Managing Director of State Street Global Advisors and Head of Global Structured Products at State Street Global Advisors Asia Limited (SSGA Asia), responsible for overseeing indexing investment in the region of Asia ex-Japan. Mr. Chai joined State Street Global Advisors, Australia, Limited in May 2001 as a Portfolio Manager in the Global Structured Products Group. In 2006, Mr. Chai was relocated to Hong Kong to take up the existing position. Prior to joining SSGA, Mr. Chai worked for over four years at Commonwealth Investment Management as a portfolio manager in the Index and Transition Team, where he was responsible for the passive and index enhanced equities portfolio. Prior to that role, Mr. Chai worked for Commonwealth Funds Management as a quantitative analyst. Mr. Chai was awarded a Master of Science degree, majoring in Mathematical Statistics, in February 1996. This was preceded by a First Class Honours degree in Science from Monash University, Victoria.

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Michelle Ip

Ms. Ip is a Principal of State Street Global Advisors and a Portfolio Manager for State Street Global Advisors Asia Limited. She is a member of the global structured products team and responsible for the management of the structured index portfolios. Prior to her current role, Ms. Ip worked with the investment operations team, responsible for overseeing and supervising the company’s investment operations and for providing client services and performance and tracking-error calculations in relation to the investment portfolios. Prior to joining SSGA in 2000, Ms. Ip was an Investment Accountant at ACL Asia Limited, a Hong Kong-based investment management, venture capital and corporate finance company, where she was responsible for overseeing and supervising the various investment operations of the said company. Prior to her employment with ACL Asia Limited, Ms. Ip worked in the corporate finance department of Baring Assets Management.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.

Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for the Funds. State Street, part of State Street Corporation, is the Sub-Administrator for the Funds, the Custodian for each Fund’s assets, and serves as Transfer Agent to the Funds.

Lending Agent. State Street is also the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

Distributor. State Street Global Markets, LLC (the “Distributor”), part of State Street Corporation, is the distributor of the Fund’s Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

Additional Information. The Board of Trustees of the Trust oversees generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund’s investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

The Index Provider is not affiliated with the Trust, the Adviser, the Sub-Adviser, the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser (“Licensee”) has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

MSCI INDEX LICENSES: SPDR MSCI CHINA A SHARES IMI ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEX IS THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE SPDR MSCI CHINA A SHARES IMI ETF OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE SPDR MSCI CHINA A SHARES IMI ETF PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE SPDR MSCI CHINA A SHARES IMI ETF OR THE ISSUER OR OWNERS OF THE SPDR MSCI CHINA A SHARES IMI ETF OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE SPDR MSCI CHINA A SHARES IMI ETF OR ANY

26

OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEX. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SPDR MSCI CHINA A SHARES IMI ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE SPDR MSCI CHINA A SHARES IMI ETF IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE SPDR MSCI CHINA A SHARES IMI ETF OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE SPDR MSCI CHINA A SHARES IMI ETF.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEX FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE SPDR MSCI CHINA A SHARES IMI ETF, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THE SPDR MSCI CHINA A SHARES IMI ETF, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE FUND WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC, an affiliate of The McGraw Hill Companies (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the index on which the Fund is based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of the Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of the Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Sub-Adviser believes that large discounts and premiums

27

to net asset value should not be sustained over long periods. Information showing the number of days the market price of the Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of the Fund, which is calculated only once a day. Neither the Fund, nor the Adviser, Sub-Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from the Fund directly, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.

DISTRIBUTIONS

Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to

Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from period to period.

Net capital gains of the Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

The Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the Portfolio are disclosed on the Trust’s website.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the SAI tax section for more complete disclosure.

The Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company is generally not subject to tax on income and gains that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

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Unless you are a tax-exempt entity or your investment in Fund Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when, the Fund makes distributions; you sell Fund Shares; and you purchase or redeem Creation Units.

Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are reported by the Fund as qualified dividend income are generally taxable to noncorporate shareholders at rates of up to 20%. Any distributions of the Fund’s net capital gains are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are taxed to noncorporate shareholders at rates of up to 20%. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and, in general, and as capital gain thereafter.

Dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in countries, such as China, with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such Share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are also subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends and capital gains (including capital gains realized upon the sale or exchange of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Because the Fund will generally redeem Creation Units in cash, it may recognize capital gains and losses more frequently than it would if it redeemed Creation Units in-kind, as the other SPDR Index Shares Funds (and many other exchange traded funds) generally do.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.

Distributions paid in January, but declared by the Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Derivatives and Other Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not

29

known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund.

Taxes on Exchange-listed Share Sales. Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges cash for Creation Units will not recognize a gain or loss. A person who exchanges Creation Units for cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the amount of cash received.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. The Internal Revenue Service, however, may assert that a loss that is realized by a person who does not mark-to-market their holdings upon an exchange of securities for Creation Units cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Investments in Certain Foreign Corporations. Investments held by the Fund may be classified as passive foreign investment companies or “PFICs” under the Internal Revenue Code. PFIC investments are subject to complex rules that may under certain circumstances adversely affect the Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC investments before making an investment in the Fund. Additional information pertaining to the potential tax consequences to the Fund, and to the shareholders, from the Fund’s potential investments in PFICs can be found in the SAI.

Non-U.S. Investors. Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Gains on the sale of Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of Fund Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investments.

Unless certain non-U.S. entities that hold Shares comply with Internal Revenue Service requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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GENERAL INFORMATION

MANAGEMENT AND ORGANIZATION

The Fund is a separate, non-diversified series of SPDR Index Shares Funds (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts.

The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Fund. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Fund’s financial statements annually.

PREMIUM/DISCOUNT INFORMATION

The Fund had not commenced operations prior to the date of this Prospectus and therefore does not have information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year. When available, such information will be provided at http://www.spdrs.com.

FINANCIAL HIGHLIGHTS

The Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

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WHERE TO LEARN MORE ABOUT THE FUND

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The SAI, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Fund’s website at http://www.spdrs.com or by calling the following number:

Investor Information: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Fund in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Fund’s Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s Investment Company Act Number is 811-21145.

XINASTATPRO

SPDR® INDEX SHARES FUNDS (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 20, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to the Trust’s series listed below, this SAI should be read in conjunction with the prospectus dated October 20, 2015, as may be revised from time to time (“Prospectus”).

ETF	TICKER
SPDR MSCI China A Shares IMI ETF	XINA

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257. The Fund had not commenced operations as of the date of this SAI and therefore does not have financial information to report for the Trust’s September 30, 2015 fiscal year end.

XINASAI

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series including the SPDR MSCI China A Shares IMI ETF (the “Fund”). The Trust was organized as a Massachusetts business trust on February 14, 2002. The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the total return, or the price and yield performance of a specified market index (the “Index”). SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser for the Fund. The Fund is sub-advised by State Street Global Advisors Asia Limited (the “Sub-Adviser”) as further described herein. To the extent that a reference in this SAI refers to the “Adviser,” such reference should be read to refer to the Sub-Adviser where the context requires.

The Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of the Fund consists of 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

INVESTMENT POLICIES

PRINCIPAL INVESTMENT STRATEGIES

DIVERSIFICATION STATUS

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of the Index and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies.

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

CONCENTRATION

The Fund’s investments will generally be concentrated in a particular industry or group of industries to the extent that the Fund’s underlying Index is concentrated in a particular industry or group of industries. The securities of issuers in particular industries may dominate the benchmark Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index. The Trust’s general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Fund may purchase publicly traded common stocks of foreign corporations.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Fund’s investment in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FOREIGN CURRENCY TRANSACTIONS

The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forwards can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser or Sub-Adviser, the Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, the Fund’s investment restrictions and the Trust’s exemptive relief, the Fund may invest its assets in securities of investment companies that are affiliated funds and/or money market funds, in excess of the limits discussed above.

If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

The Fund may invest up to 20% of its assets in derivatives. The Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts may not be currently available for the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index components or a subset of the components. The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Fund, the Adviser has claimed an exemption from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Under the exemption from registration as a commodity pool operator provided under CFTC Rule 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Should the Fund not be able to rely on Rule 4.5, the Adviser will be required to register with the CFTC, with respect to the Fund, as a commodity pool operator. Registration by the Adviser as a commodity pool operator with respect to the Fund would subject the Fund to regulation by both the CFTC and SEC. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales “Against the Box”. The Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements. The Fund may enter into swap agreements, including interest rate, index and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDSs. In cases where the Fund is a seller of a CDS, if the CDS is physically settled or cash settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund’s exposure to loss.

CDS agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. The Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

NON-PRINCIPAL INVESTMENT STRATEGIES

LENDING PORTFOLIO SECURITIES

The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1⁄3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. The Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process—especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although State Street has agreed to provide the Fund with indemnification in the event of a borrower default, the Fund is still exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed. For example, delays in recovery of lent securities may cause the Fund to lose the opportunity to sell the securities at a desirable price.

LEVERAGING

While the Fund does not anticipate doing so, the Fund may borrow money in an amount greater than 5% of the value of the Fund’s total assets. However, under normal circumstances, the Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser or Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.

RESTRICTED SECURITIES

The Fund may invest in restricted securities. Restricted Securities are securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a “safe harbor” from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Sub-Adviser. In reaching liquidity decisions, the Sub-Adviser may consider the following factors: the frequency of trades and quotes for the security; the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

COMMERCIAL PAPER

The Fund may invest in commercial paper. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

PRINCIPAL RISKS

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in the Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

CHINA A SHARE RISK

RQFII Investment Quota Risk. The Fund’s ability to achieve its investment objective is dependent on the continuous availability of A Shares. Investment companies such as the Fund are not currently within the types of entities that are eligible for a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license. Rather the Fund will utilize all or a portion of the Sub-Adviser’s RQFII quota granted under RQFII regulations to invest in A Shares.

The Fund’s ability to utilize the Sub-Adviser’s RQFII quota may be limited or restricted in several ways and thus, adversely affect the Fund’s ability to achieve its investment objective. For example, the Sub-Adviser may allocate its RQFII quota among more than one investor, including the Fund. In such case, the Sub-Adviser will determine in its sole discretion the amount to be allocated for use by the Fund, and there can be no assurance that the Sub-Adviser will allocate a sufficient portion of its RQFII quota to the Fund to meet the Fund’s investment needs initially or over time. In addition, the RQFII regulations provide that the size of a RQFII’s quota may be reduced or cancelled by the State Administration of Foreign Exchange (“SAFE”) if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. Once reduced or cancelled there can be no assurance the Sub-Adviser will be able to obtain future increases in its RQFII quota.

It is also possible that the Sub-Adviser’s RQFII status could be suspended or revoked. Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s RQFII license and/or quota or other regulatory sanctions and may adversely affect the portion of the Sub-Adviser’s RQFII quota allocated to the Fund. The Fund’s ability to utilize the Sub-Adviser’s RQFII quota could be adversely affected in such cases even if the violations arise out of activities unrelated to the Fund or the Fund’s use of a portion of the Sub-Adviser’s RQFII quota. The Sub-Adviser is also subject to regulation by certain Hong Kong regulatory authorities, including the Hong Kong Securities and Futures Commission. Regulatory matters arising from such regulation could also adversely affect the Sub-Adviser’s RQFII license and ability to provide sub-advisory services, generally.

There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. In the event the Sub-Adviser is unable to maintain its RQFII status or the RQFII quota allocated to the Fund has become inadequate, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, the Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the People’s Republic of China’s (the “PRC”) securities markets, and delay or disruption in execution of trades or in settlement of trades.

The current RQFII regulations also include rules on investment restrictions applicable to the Fund, which may adversely affect the Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. Existing RQFII regulations may change over time and new RQFII regulations may be promulgated in the future and no assurance can be given that any such changes will not adversely affect the Fund or its ability to achieve its investment objective.

PRC Broker and PRC Custodian Risk. The Sub-Adviser has appointed PRC Brokers to execute transactions for the Fund in the PRC markets. Currently the number of PRC brokers that may be selected to transact on each of the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange and through the Shanghai-Hong Kong Stock Connect program (the “Stock Connect” program”) is limited. In its selection of a PRC Broker(s), the Sub-Adviser, will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, the Fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track the Underlying Index, causing a premium or a discount to the trading price of the Fund’s Shares.

According to the RQFII regulations and market practice, the securities and cash accounts for the Fund in the PRC are to be maintained by a custodian in the PRC subject to local Chinese laws and regulations (the “PRC Custodian”) in the joint names of the Sub-Adviser as the RQFII holder and the Fund. The Fund’s PRC Custodian is the China Construction Bank Corporation. The PRC Custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in A Shares in the PRC to ensure their compliance with the rules and regulations of the China Securities Regulatory Commission (“CSRC”) and the People’s Bank of China. A Shares that are traded on the SSE or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Shares purchased by the Sub-Adviser, in its capacity as a RQFII, on behalf of the Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the joint names of the Fund and the Sub-Adviser as the RQFII.

Under the investment regulations that permit RQFIIs to invest in A Shares, the PRC Custodian is required to deposit a minimum amount in the form of a clearing reserve fund, the percentage amount to be determined from time to time by the CSDCC Shanghai and Shenzhen branches, with the CSDCC. The PRC Custodian will deposit a portion of the assets of the Fund representing a percentage of the Sub-Adviser’s RQFII quota as part of its minimum clearing reserve fund. The minimum clearing reserve ratio is determined by the CSDCC Shanghai and Shenzhen branches from time to time and will be deposited by the PRC Custodian into its minimum clearing reserve fund. In times of rising PRC securities values, the inability to invest the assets of the Fund retained in the clearing reserve fund may have a negative impact on the performance of the Fund and, conversely, in times of falling PRC security values, the retained assets may cause the Fund to perform better than might otherwise have been the case.

The assets held or credited in the Fund’s securities trading account(s) maintained with the CSDCC are segregated and independent from the proprietary assets of the PRC Custodian. The account to which cash is held or credited is required to be maintained separately and independently by the PRC Custodian from its own proprietary accounts or accounts of other customers. However, under PRC law, in the event of bankruptcy or liquidation of the PRC Custodian, cash deposited in the Fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Under such circumstances, the Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, the Fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. The Fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser and the Sub-Adviser will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep the Fund’s assets.

Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. RQFIIs that act as advisers to open-end funds, including ETFs, are permitted to make repatriations (up to net redemptions) daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined above), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively.

Any restrictions on repatriation of the Fund’s invested capital and net profits may impact the Fund’s operations, including its ability to meet redemption requests. Furthermore, as the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Adviser’s and the Sub-Adviser’s control.

If the Fund becomes subject to repatriation restrictions, it may be difficult for the Fund to satisfy redemption requests in a timely manner. To manage its ability to satisfy redemption requests under such circumstances it may be necessary for the Fund to maintain higher than normal cash balances, which may cause the Fund to dispose of certain investments at an inopportune time and forego investment opportunities that may have been beneficial to the Fund adversely affecting the Fund’s performance and its ability to achieve its investment objective.

Investing through the Shanghai-Hong Kong Stock Connect Program

The Fund may invest in eligible securities listed and traded on the SSE through the Stock Connect program, a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited (“HKSCC”) and CSDCC Limited for the establishment of mutual market access between The Stock Exchange of Hong Kong Limited and the SSE. Among other restrictions, investors in securities obtained via the Stock Connect program are generally subject to Chinese securities regulations and SSE rules. Securities obtained via the Stock Connect program generally may only be sold, purchased or otherwise transferred through the Stock Connect program in accordance with applicable rules. The Stock Connect program is newly-established and further developments are likely. There can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. A summary of the risks associated with the Fund’s investment through the Stock Connect program is set forth below.

Eligible Securities Risk. As of the date of this SAI, the Fund may invest through the Stock Connect program in shares listed on the SSE that are (a) constituent stocks of the SSE 180 Index; (b) constituent stocks of the SSE 380 Index; (c) A Shares listed on the SSE that are not constituent stocks of the SSE 180 Index or the SSE 380 Index, but which have corresponding H shares accepted for listing and trading on the SEHK, provided that: (i) they are not traded on the SSE in currencies other than RMB; and (ii) they are not included in the risk alert board. The securities eligible to be traded by the Fund through the Stock Connect program are subject to change and any such change may adversely affect the Sub-Adviser’s ability to effectively pursue the Fund’s investment strategy.

Ownership of A Shares Risk. A Shares acquired by Hong Kong and foreign investors, such as the Fund, through the Stock Connect program are held by HKSCC as the “nominee holder” of such A Shares. A nominee holder is the person who holds securities on behalf of an underlying investor or “beneficial owner,” who is entitled to the rights and benefits of the SSE securities acquired through the Stock Connect program. Applicable PRC rules, regulations and other administration measures and provisions generally provide for the concept of a “nominee holder” and recognise the concept of a “beneficial owner” of securities and the Stock Connect program rules expressly recognize the rights of a beneficial owner (in this case, the Fund). Separately, under applicable Central Clearing and Settlement System (“CCASS”) rules all proprietary interests in respect of A Shares held by HKSCC as nominee holder belong to the relevant CCASS participants or their clients (as the case may be). However, the precise nature and rights of an investor as the beneficial owner of A Shares acquired through the Stock Connect program and held by HKSCC as nominee holder is not well defined under PRC law and it is not yet clear that such rights can be successfully enforced.

Quota Limitations Risk. Although the Fund’s investments through the Stock Connect program, if any, are not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants in the Stock Connect program. Trading through the Stock Connect program is subject to maximum cross-border investment quotas (“Aggregate Quotas”), together with daily quotas (“Daily Quotas”). The Aggregate and Daily Quotas differ for Hong Kong and foreign investors (including the Fund) trading into Mainland China (“Northbound Trading”) and PRC investors trading into Hong Kong (“Southbound Trading”). The Quotas are applicable to trading activity transacted through the Stock Connect program in the aggregate and are monitored by the SEHK. The Aggregate Quota limits the maximum net value of all buy trades via Northbound Trading that can be executed by SEHK participants (“Exchange Participants”) while the Stock Connect program is open for trading. The Daily Quota limits the maximum net buy value of cross-border trades via Northbound Trading through the Stock Connect program each day, and is set at RMB 13 billion as of the date of this SAI. The Quotas may change throughout the trading day and consequently affect the Fund’s ability to trade through the Stock Connect program at any given time during a trading day.

In particular, once the remaining balance of the Daily Quota applicable to Northbound Trading drops to zero or such Daily Quota is exceeded, new buy orders will be rejected (though investors will be allowed to sell their A Shares regardless of the quota balance). Therefore, quota limitations may restrict or limit the Fund’s ability to invest in A Shares through the Stock Connect program on a timely basis or at all on any given day.

Restriction on Day Trading Risk. Day (turnaround) trading is not permitted through the Stock Connect program. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect program rules.

Order Priority Risk. Where a PRC Broker provides Stock Connect program trading services to its clients, proprietary trades of the PRC Broker or its affiliates may be submitted independently and without the traders having information on the status of orders received from clients. There is no guarantee that PRC brokers will observe client order priority (as applicable under relevant laws and regulations). The Fund may be especially vulnerable to this risk during times Northbound Trading through the Stock Connect program appears to be approaching a Quota limit.

Limited Off-Exchange Trading and Transfers Risk. “Non-trade” transfers (i.e. off-exchange trading and transfers) are permitted in only limited circumstances such as post-trade allocation of A Shares to different funds/sub-funds by fund managers or correction of trade errors.

Additional Clearing, Settlement and Custody Risk. HKSCC and CSDCC will establish the clearing links between the SEHK and the SSE and each will become a participant of each other to facilitate clearing and settlement of cross-border trades. For cross-border trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. Trading via the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund.

There are risks involved in dealing with the custodians or PRC brokers who hold the Fund’s investments or settle the Fund’s trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or PRC broker, the Fund would be delayed or prevented from recovering its assets from the custodian or PRC broker, or its estate, and may have only a general unsecured claim against the custodian or PRC broker for those assets. As discussed above, the Fund’s rights and interests in A Shares will be exercised through HKSCC exercising its rights as the nominee holder of the A Shares.

The Fund’s Northbound Trading investments through are currently not covered by the Hong Kong Investor Compensation Fund. As a result, the Fund is exposed to the risks of default of the PRC broker(s) it engages to facilitate its trading in A Shares.

Risk of CCASS Default and CSDCC Default Risk. Investors should note that A Shares held with PRC brokers or custodians in accounts with CCASS may be vulnerable in the event of a default, bankruptcy or liquidation of CCASS. In such case, there is a risk that the Fund may be deemed to not have proprietary rights to the assets deposited in the account with CCASS, and/or the Fund may become an unsecured creditor, ranking pari passu with all other unsecured creditors, of CCASS.

In the event of any settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any A Shares trades, CSDCC will deduct the amount of that shortfall from HKSCC’s RMB common stock omnibus account with CSDCC, such that the Fund may share in any such shortfall.

CSDCC has established a risk management framework and measures that are approved and supervised by the CSRC. Should the remote event of CSDCC’s default occur and CSDCC be declared as a defaulter, HKSCC has stated that it will in good faith, seek recovery of the outstanding A Shares and monies from CSDCC through available legal channels or through CSDCC’s liquidation process, if applicable. HKSCC will in turn distribute the A Shares and/or monies recovered to clearing participants on a pro-rata basis as prescribed by the relevant CSDCC authorities. In that event, the Fund may suffer delay in the recovery process or may not be able to fully recover their losses from CSDCC.

Participation in Corporate Actions And Shareholders’ Meetings Risk. Following existing market practice in the PRC, investors engaged in the trading of A Shares through Northbound Trading will not be able to attend meetings by proxy or in person of the SSE listed companies in which it may hold shares, nor will the Fund be able to exercise voting rights of the invested companies in the same manner as provided for in the U.S. and other developed markets.

In addition, any corporate action in respect of A Shares will be announced by the relevant issuer through the SSE website and certain officially appointed newspapers. SSE listed issuers publish corporate documents in Chinese only, and English translations will not be available, which may adversely affect the information available to the Fund.

Additional Operational Risk. The Stock Connect program is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in the Stock Connect program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

Further, the “connectivity” in the Stock Connect program requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and Exchange Participants (i.e., China Stock Connect System). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A Shares through the Stock Connect program could be disrupted. The Fund’s ability to access the A Share market through the Stock Connect program may be adversely affected.

Differences in Trading Day Risk. The Stock Connect program will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but investors, including the Fund, cannot carry out any A Shares trading. The Fund may be subject to a risk of price fluctuations in A Shares during the time when the Stock Connect program is not trading as a result.

General PRC-Related Risks

Economic, Political and Social Risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.

Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy, and no assurance can be given that such growth will continue. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the portfolio securities of the Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes, limits on repatriation, or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities.

PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations or new laws, regulations or practices relating specifically to the RQFII regime and transactions in other Chinese securities will be promulgated, or that their interpretation or enforcement will not have a material adverse effect on the Fund’s portfolio securities.

Restricted Markets Risk. The Fund’s investments in A Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by PRC laws and regulations. The capacity of the Fund to make investments in A Shares will be affected by the relevant threshold limits and the activities of all underlying foreign investors. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and also affect the Fund’s capacity to make investments in A Shares. It is also difficult in practice to monitor the investments of underlying foreign investors, since an investor may make investments through different permitted channels under PRC laws.

A Share Market Suspension Risk. A Shares may only be purchased from, or sold to, the Fund from time to time where the relevant A Shares may be sold or purchased on the SSE or the Shenzhen Stock Exchange, as appropriate. Securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. In particular, trading band limits are imposed by the stock exchanges, whereby trading in any A Shares on the relevant stock exchange may be suspended if the trading price of the security fluctuates beyond the trading band limit. Such a suspension would make any dealing with the existing positions impossible and would potentially expose the Fund to losses.

Given that the A Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. A participating dealer may not be able to create Creation Units of the Fund if A Shares are not available or not available in sufficient amounts.

A Share Tax Risk. Uncertainties in PRC tax rules governing taxation of income and gains from investments in A Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If the Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and Sub-Adviser intend to operate the Fund in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax company making such payments. The State Administration of Taxation has confirmed the application to a QFII and RQFII of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, in their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the China Securities Regulatory Commission (collectively, the “PRC Tax Authorities”) issued the “Notice on temporary exemption of Corporate Income Tax on capital gains derived from the transfer of PRC equity investment assets such as PRC domestic stocks by QFII and RQFII” Caishui [2014] No.79 (“Notice 79”) on November 14, 2014. Notice 79 states that QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place) will be temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments including A Shares effective from November 17, 2014. In addition, the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect (“Stock Connect program”) Caishui [2014] No.81 (Notice 81), issued on the same day by the PRC Tax Authorities, states that the capital gain from disposal of A Shares by foreign investors enterprises via the Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A Shares by foreign investors enterprises is subject to 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from A Shares investment to QFIIs and RQFIIs or investments through the Stock Connect program and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in the PRC will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Funds.

Any tax provision, if made, will be reflected in the net asset value of the Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the PRC tax authorities is greater than that provided for by the Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new investors in the Fund will be disadvantaged. If the actual applicable tax levied by the PRC tax authorities is less than that provided for by the Fund so that there is an excess in the tax provision amount, investors who redeemed Shares before the PRC tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new investors in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and investors who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Sub-Adviser of A Shares will accordingly be subject to PRC Stamp Duty, but the Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A Shares.

In the absence of specific guidance, RQFIIs such as the Sub-Adviser may also potentially be subject to PRC business tax at the rate of 5% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a business tax exemption for QFIIs in respect of their gains derived from the trading of PRC securities, but the guidance does not explicitly apply to RQFIIs. In practice, the PRC Tax Authorities have not actively enforced the collection of business tax on such gains. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “surtaxes”) are imposed based on business tax liabilities, so if the Sub-Adviser or the Fund were liable for business tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of RQFIIs, QFIIs and the Stock Connect program are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its investors. The applicability of reduced treaty rates of withholding in the case of a RQFII acting for a foreign investor such as the Fund is also uncertain. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on the Fund and its investors either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Investors should seek their own tax advice on their tax position with regard to their investment in the Fund.

As described below under “Taxes—Taxation of Fund Investments,” the Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles and may not extend to taxes that are reserved but not paid.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A Shares, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and the Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, the Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the Fund’s status as a RIC.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Fund.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities related to the Fund, and may have an unpredictable impact on the Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of the Index and as a result the performance of the Fund.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for the Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In March 2014, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/-1% to +/-2%.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Adviser nor the Sub-Adviser can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currency.

RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

RQFII Late Settlement Risk. The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A Shares by the Fund from time to time. In the event such remittance is disrupted, the Fund will not be able to sample the Index by investing in the relevant A Shares, which may lead to increased tracking error.

Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the CNH is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

The current size of RMB-denominated financial assets outside the PRC is limited. As of November 2014, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB974 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement and for individual customers of up to RMB20,000 per Hong Kong resident person per day. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the relevant settlement agreements between Hong Kong banks and the People’s Bank of China will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A Shares of the listed company). Additional information may be required if the Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. The Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

If the 5% shareholding threshold is triggered by the Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the Fund may be deemed as a “concerted party” of other funds managed by the Adviser, Sub-Adviser or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

Once the Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine the Fund’s performance as described above. Also, SSE requirements currently require the Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach certain thresholds in excess of 10%.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

NON-PRINCIPAL RISKS

CONFLICTS OF INTEREST RISK

An investment in the Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which the Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund Shares or you purchase or redeem Creation Units.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index;1

2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;

5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or

6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances invest less than 80% of its total assets in component securities that comprise its benchmark Index or in ADRs or GDRs based on the securities in its Index; and

4. Under normal circumstances invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in A Shares of Chinese issuers or in derivatives or other instruments that provide investment exposure to A Shares of Chinese issuers.

Prior to any change in the Fund’s Index or its policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in A Shares of Chinese issuers or in derivatives or other instruments that provide investment exposure to A Shares of Chinese issuers, the Fund will provide shareholders with 60 days’ written notice. The Fund defines the foregoing terms in accordance with the definition of such terms per the Index.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays). With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The 1940 Act currently permits the Fund to loan up to 33 1⁄3% of its total assets. With respect to borrowing, the 1940 Act presently allows the Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1⁄3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. With respect to investments in commodities, the 1940 Act presently permits the Fund to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the Commodity Exchange Act and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs) and in instruments that are backed or secured by real estate.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund. If there is an interruption in the availability of the Fund’s indicative optimized portfolio value (“IOPV”), the Exchange may halt trading in shares of the Fund during the day in which the interruption occurs. If such interruption persists beyond the trading day in which it first occurred, the Exchange will halt trading in shares of the Fund at the beginning of the next trading day unless or until such time as the values begin to be disseminated at the required frequency.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a sub-adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser and Sub-Adviser, if applicable, present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are six members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
INDEPENDENT TRUSTEES
FRANK NESVET c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chairman	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	197	SPDR Series Trust (Trustee); SSgA Active Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chairman	Term: Unlimited Served: since September 2000	Retired.	197	SPDR Series Trust (Trustee); SSgA Active Trust (Trustee); SSgA Master Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	197	SPDR Series Trust (Trustee); SSgA Active Trust (Trustee); SSgA Master Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (August 2014 – January 2015); Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	197	Affiliated Managers Group, Inc. (Director and Audit Committee Chair); SPDR Series Trust (Trustee); SSgA Active Trust (Trustee); SSgA Master Trust (Trustee).

CARL G. VERBONCOEUR c/o SPDR Index Shares Funds State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	197	The Motley Fool Funds Trust (Trustee); SPDR Series Trust (Trustee); SSgA Active Trust (Trustee); SSgA Master Trust (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
INTERESTED TRUSTEE
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management Inc. (2005-present); President, SSGA Funds Management Inc. (2005-2012); Executive Vice President and Principal, State Street Global Advisors (2006-present).	261

SPDR Series Trust (Trustee); SSgA Active Trust (Trustee); SSgA Master Trust (Trustee); The Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional

Investment Trust

(Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President, Assistant Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2005-present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).

JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President, Citigroup Fund Services, LLC (2005-2009).*

PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**

CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001 to November 2014).*

BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer	Term: Unlimited Served: since November 2013	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2013-Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

TREVOR SWANBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1979	Code of Ethics Compliance Officer	Term: Unlimited Served: since August 2015	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (January 2015-Present); Senior Manager—Mutual Fund Compliance, ICMA-Retirement Corporation (December 2011- January 2015); Assistant Vice President, J.P. Morgan (September 2007-December 2011).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Mr. Kelly should serve as Trustee because of the experience he gained serving as the President and Chief Executive Officer of the National Securities Clearing Corporation, his previous directorship experience, and the experience he has gained serving as Trustee of the Trust since 2000.

The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions and her knowledge of the financial services industry. Ms. Boatman was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSGA Master Trust, SSGA Active Trust, and SPDR Series Trust (collectively, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $200,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $50,000 and the Chairman of the Audit Committee receives an additional annual fee of $20,000. Prior to July 1, 2015, each Independent Trustee received an annual fee of $185,000 plus $10,000 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board received an additional annual fee of $50,000 and the Chairman of the Audit Committee received an additional annual fee of $20,000. The Trusts also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended September 30, 2015.

NAME OF INDEPENDENT TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES(1)
Frank Nesvet	$64,736	N/A	N/A	$295,000
Bonny Eugenia Boatman	$53,524	N/A	N/A	$243,750
Dwight D. Churchill	$53,808	N/A	N/A	$245,000
David M. Kelly	$58,200	N/A	N/A	$265,000
Carl G. Verboncoeur	$51,675	N/A	N/A	$235,000

(1)	The Fund Complex includes the Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Kelly serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met five (5) times during the fiscal year ended September 30, 2015.

Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Fund; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Fund and may have an impact on the investors of the Fund; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Fund on behalf of the investors of the Fund. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended September 30, 2015.

OWNERSHIP OF FUND SHARES

As of December 31, 2014, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows as of December 31, 2014, the amount of equity securities beneficially owned by the Trustees in the Fund and the Trust:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
David M. Kelly	None	None	None
Carl G. Verboncoeur	None	None	$10,001 to $50,000
Interested Trustee:
James Ross	None	Over $100,000	Over $100,000

CODES OF ETHICS

The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Adviser each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). The code of ethics permits personnel, subject to that code of ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote proxies to the Adviser. The Adviser’s proxy voting policies are attached at the end of this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Fund’s website at www.spdrs.com; and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including (a) a service provider, (b) the stock exchanges upon which the Fund is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

THE INVESTMENT ADVISER

SSGA FM acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of the Fund. As of June 30, 2015, the Adviser managed approximately $376.28 billion in assets under management. The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a

Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for its services.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement regarding the Fund will be available in the Trust’s Semi-annual Report to Shareholders dated March 31, 2016.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of the Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

The Fund had not commenced operations as of September 30, 2015 and therefore did not pay fees to the Adviser for the past three fiscal years.

INVESTMENT SUB-ADVISER

Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained State Street Global Advisors Asia Limited as sub-adviser, to be responsible for the day to day management of the Fund’s investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. State Street Global Advisors Asia Limited is located at Two International Finance Centre, 8 Finance Street, Central, Hong Kong. State Street Global Advisors Asia Limited is a subsidiary of State Street Global Advisors, Inc., which is a subsidiary of State Street Corporation. Net assets under the management of the Sub-Adviser were approximately $88.97 billion as of June 30, 2015. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Trust’s Semi-annual Report to Shareholders dated March 31, 2016.

In accordance with the Sub-Advisory Agreement between the Adviser and State Street Global Advisors Asia Limited, the Adviser will pay State Street Global Advisors Asia Limited an annual investment sub-advisory fee equal to a portion of average daily net assets of the Fund.

PORTFOLIO MANAGERS

The Adviser manages the Fund using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of the Fund are:

Fund	Portfolio Managers
SPDR MSCI China A Shares IMI ETF	David Chai and Michelle Ip

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of October 16, 2015

Portfolio Manager	Registered Investment Company Accounts*	Assets Managed (billions)	Pooled Investment Vehicle Accounts*	Assets Managed (billions)	Other Accounts*	Assets Managed (billions)	Total Assets Managed (billions)
David Chai	0	$0	1	$9.94	1	$1.10	$10.74
Michelle Ip	0	$0	0	$0	15	$11.14	$11.14

*	There are no performance fees associated with the management of these accounts.

The Fund had not commenced operations prior to the date of this SAI and therefore the portfolio managers did not beneficially own any Fund Shares.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

The Sub-Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts to ensure a fair allocation between different accounts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Sub-Adviser has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation, and to ensure that any personal account dealing by portfolio managers are only conducted in a manner to give priority to client accounts and to avoid conflicts of interest.

The compensation of the Sub-Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Sub-Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Sub-Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Sub-Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Administrator. SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.

Sub-Administrator, Custodian and Transfer Agent. Prior to June 1, 2015, State Street served as the Trust’s administrator, pursuant to an Administration Agreement dated February 15, 2002 (the “SSB Administration Agreement”). As compensation for its services under the SSB Administration Agreement, State Street received a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Series Trust of 0.0225% on the first $12.5 billion and 0.0075% thereafter.

State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain administrative services to the Trust and its series. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Adviser. State Street’s mailing address is 100 Huntington Avenue, Tower 2, 3rd Floor, Boston, MA 02116.

State Street also serves as Custodian for the Trust’s series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Fund Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

All of the Fund’s assets in the PRC, including onshore PRC cash deposits and its onshore A Shares portfolio, will be held by the Custodian through the PRC Custodian. The PRC Custodian serves as such pursuant to an agreement between the Sub-Adviser, the PRC Custodian, the Trust and State Street. The PRC Custodian, however, also provides foreign sub-custodial services to the Fund in its capacity as a subcustodian of State Street. A Securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. A RMB cash account will also be established and maintained with the PRC Custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. The PRC Custodian will, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

State Street also serves as Transfer Agent of the Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for their services provided under the SSGA Administration Agreement and the Sub-Administration Agreements, SSGA FM and State Street, respectively, shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SPDR Series Trust, of 0.0225% on the first $12.5 billion and 0.0075% thereafter.

As compensation for its services under the Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust and SPDR Series Trust. Pursuant to the Custody Agreement, State Street shall receive 0.0025% on the first $50 billion, 0.0020% on the next $50 billion and 0.0010% thereafter. In addition, under the Custody Agreement State Street shall be entitled to fees for fund accounting services and shall receive 0.0150% for the first $12.5 billion and 0.0025% thereafter. State Street shall also be entitled to specialized custody, ETF accounting services and transfer agency fees and shall receive 0.0050% on the first $12.5 billion and 0.0030% thereafter. For each series of the Trust, a $110,000 annual minimum fee applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by the series of the Trust for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of February 7, 2013, the Adviser and/or Distributor had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote certain SPDR Funds to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain SPDR Funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Fund. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds. As of February 7, 2013, the Adviser and/or Distributor had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote certain SPDR Funds to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain SPDR Funds.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

The allocation among the Trust’s series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser and/or Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and/or Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser and/or Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Adviser and/or Sub-Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser and/or Sub-Adviser will also use electronic crossing networks when appropriate.

The Adviser and/or Sub-Adviser does not currently use the Fund’s assets for, or participate in, third party soft dollar arrangements, although the Adviser and/or Sub-Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and/or Sub-Adviser does not “pay up” for the value of any such proprietary research. The Adviser and/or Sub-Adviser may aggregate trades with clients of SSGA, whose commission dollars may be used to generate soft dollar credits for SSGA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, the Adviser’s and/or Sub-Adviser’s and SSGA’s clients may benefit from the soft dollar products/services received by SSGA.

The Adviser and/or Sub-Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser and/or Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser and/or Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Fund had not commenced operations as of September 30, 2015 and therefore did not pay brokerage commissions during the past fiscal year.

Securities of “Regular Broker-Dealer.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. The Fund was not operational and has not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for the Fund is expected to be under 100%. The Fund may also experience higher portfolio turnover when migrating to a different benchmark index. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser and/or Sub-Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of the Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the Index or in cash for the value of such securities. The value of the Fund is determined once each business day, as described under “Determination of Net Asset Value.” Creation Unit sizes are 50,000 Shares per Creation Unit. The Creation Unit size for the Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for the Fund is set forth in the table below:

FUND	CREATION*	REDEMPTION*
SPDR MSCI China A Shares IMI ETF	Cash	Cash

*	May be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of the Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, the Fund may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the applicable order form.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

FUND	TRANSACTION FEE*,**	MAXIMUM TRANSACTION FEE*,**
SPDR MSCI China A Shares IMI ETF	$50	$150

*	From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside the clearing process.
**	In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which the Fund’s investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Pricing and Investment Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s Index Provider). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid periodically, as described in the Prospectus, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”

TAXATION OF THE FUND. The Fund is treated as a corporation separate from the other series of the Trust for federal income tax purposes. The Fund has elected or will elect and intends to qualify for treatment each year as a RIC under Subchapter M of the Internal Revenue Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year. However, should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A Shares, the Fund could be unable to satisfy the Distribution Requirement. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. Exchange controls imposed by the Chinese government could impair the Fund’s ability to make sufficient distributions to avoid the application of the tax.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset its capital gains in future years. The Fund is permitted to carry forward indefinitely a net capital loss to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryovers). The Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction, if any, and the portion of dividends which may qualify for treatment as qualified dividend income.

Subject to certain limitations, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. Dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. China has such a tax treaty with the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock become ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying stocks. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions, other than capital gain distributions described in the next paragraph, as qualified dividend income.

Distributions from the Fund’s net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares in the Fund. Long-term capital gains are currently taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Distributions that are reinvested in additional Shares of the Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

TAXATION OF SHAREHOLDERS—SALE OF SHARES. In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Fund Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are taxed to non-corporate shareholders at rates of up to 20%.

Gain or loss on the sale of Shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

A loss realized on a sale of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

TAXATION OF FUND INVESTMENTS. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, including the Chinese taxes described above under “China A Share Risk—

A Share Tax Risk.” Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service (the “IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If at least 50% of the Fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs (including money market funds and ETFs that are taxable as RICs), the Fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the Fund for that taxable year. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

If the Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes.

Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

FOREIGN SHAREHOLDERS. Any foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

Dividends, other than capital gain dividends, paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that an Authorized Participant that does not mark to market its holdings and realizes a loss upon an exchange of securities for Creation Units cannot currently deduct such loss under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 2020 K Street, NW, Washington, DC 20006, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP performs annual audits of the Fund’s financial statements and provides other audit, tax and related services.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of the Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

Listed below are the dates in calendar year 2015 in which the regular holidays in non-U.S. markets may impact Fund settlement. This list is based on information available to the Fund. The list may not be accurate or complete and is subject to change:

Argentina	Australia	Austria	Bahrain	Belgium	Brazil
January 1 February 16-17 March 3-4, 23-24 April 2-3 May 1, 25 July 9 August 17 October 12 November 6, 23 December 7-8, 25	January 1, 26 March 2, 9 April 3, 6 May 4 June 1, 8 August 3, 12 September 28 October 5 November 3 December 25, 28	January 1, 6 April 6 May 1, 14, 25 June 4 October 26 December 8, 24-25	January 1-2 May 1 July 17-19 September 23-25 October 14, 22-23 December 16-17, 23	January 1 April 3, 6 May 1 December 25	January 1 February 16-18 April 3, 21 May 1 June 4 July 9 November 20 December 24-25, 31

Canada	Chile	China	Columbia	Czech Republic	Denmark
January 1-2 February 9, 16 April 3 May 18 June 24 July 1 August 3 September 7 October 12 November 11 December 25, 28	January 1 April 3 May 1, 21 June 29 July 16 September 18 October 12 December 8, 25, 31	January 1-2 February 18-20, 23-24 April 6 May 1 June 20 September 27 October 1-2, 5-7 December 25	January 1, 12 March 23 April 2-3 May 1, 18 June 8, 15 August 7, 17 October 12 November 2, 16 December 8, 25	January 1 April 6 May 1, 8 July 6 September 28 October 28 November 17 December 24-25	January 1 April 2-3, 6 May 1, 14-15, 25 June 5 December 24-25, 31

Egypt	Finland	France	Germany	Greece	Hong Kong
January 1, 3, 7, 25 April 12-13 July 1, 17-18, 23 September 22-24 October 6, 14 December 23	January 1, 6 April 2-3, 6 May 1, 14 June 19 December 24-25, 31	January 1 April 3, 6 May 1, 8, 14, 25 July 14 November 11 December 25	January 1 April 3, 6 May 1, 14, 25 December 24-25, 31	January 1, 6 February 23 March 25 April 3, 6, 10, 13 May 1 June 1 October 28 December 25	January 1 February 19-20 April 3, 6-7 May 1, 25 July 1 September 28 October 1, 21 December 25

Hungary	India	Indonesia	Ireland	Israel	Italy
January 1-2 April 6 May 1, 25 August 20-21 October 23 December 24-25	January 26 February 17, 19 March 6 April 1-3, 14 May 1, 4 August 18 September 17, 25 October 2, 22 November 11-12, 25 December 24-25	January 1 February 19 April 3 May 1, 14 June 2 July 16-17, 20-21 August 17 September 24 October 14 December 24-25, 31	January 1 March 17 April 3, 6 May 1, 4 June 1 August 3 October 26 December 25, 28-29	March 5 April 3, 5-9, 22-23 May 24 July 26 September 13-15, 22-23, 27-30 October 1, 4-5	January 1, 6 April 3, 6 May 1 June 2, 29 December 8, 25, 31

Japan	Jordan	Kuwait	Lebanon	Malaysia	Mauritius
January 1-2, 12 February 11 April 29 May 4-6 July 20 September 21-23 October 12 November 3, 23 December 23, 31	January 1, 3 April 30 May 25 July 17-20 September 22-26 October 14 December 25	January 1, 3 February 25-26 May 16 July 17-19 September 22-25 October 14 December 24	January 1, 6 February 9 March 25 April 3, 10 May 1 July 17 September 23-24 October 14, 23 December 25	January 1 February 2-3, 19-20 May 1, 4 July 17-18 August 31 September 16, 24 October 14 November 10 December 24-25	January 1-2 February 3, 17, 19 March 12 May 1 July 18 September 18 November 2, 11 December 25

Mexico	Morocco	Netherlands	New Zealand	Norway	Oman
January 1 February 2 March 16 April 2-3 May 1 September 16 November 20 December 25	January 1 May 1 July 30 August 14, 20-21 September 23 October 13 November 6, 18	January 1 April 3, 6, 27, 30 May 5, 14, 25 December 25	January 1-2 February 6 April 3, 6, 27 June 1 October 26 December 25, 28	January 1 April 1-3, 6 May 1, 14, 25 December 24-25, 31	January 1 May 15 July 20-21, 23 September 25, 28 October 13 November 18 December 24

Peru	Philippines	Poland	Portugal	Qatar	Russia
January 1 April 2-3 May 1 July 28 October 8 December 8, 25	January 1, 2 February 19 April 2-3, 9 May 1 June 12 August 21, 31 November 30 December 24-25, 30-31	January 1, 6 April 3, 6 May 1 June 4 November 11 December 24-25, 31	January 1 April 3 May 1 June 10 December 25	January 1 February 10 March 1 July 20-22 September 21-23 December 18	January 1-5, 5-9 February 23 March 9 May 1, 4, 11 June 12 November 4

Singapore	South Africa	South Korea	Spain	Sweden	Switzerland
January 1 February 19-20 April 3 May 1 June 1 July 17 August 10 September 24 November 10 December 25	January 1 April 3, 6, 27 May 1 June 16 August 10 September 24 December 16, 25	January 1 February 18-20 May 1, 5, 25 July 17 September 28 October 1, 9 December 24-25, 31	January 1, 6 March 19 April 2-3, 6 May 1, 14, 25 June 4 October 12 December 8, 25	January 1, 5-6 April 2-3, 6, 30 May 1, 13-14 June 19 October 30 December 24-25, 31	January 1-2 April 3, 6 May 1, 14, 25 December 25

Taiwan	Thailand	Turkey	U.A.E.	United Kingdom
January 1-2 February 18-20, 23, 27 April 3, 6 May 1 June 19 September 28 October 9	January 1 March 4 April 6, 13-15 May 1, 5 June 1 July 1, 30 August 12 October 23 December 7, 10, 31	January 1 April 23 May 1, 19 July 16-17 September 23-25 October 28-29	January 1, 3 May 15 July 18-20 September 24-27 October 15 December 2-3	January 1 April 3, 6 May 4, 25 August 31 December 25, 28

*	Early Close

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar years 2015 and 2016, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2015

Country	Trade Date	Settlement Date	Number of Days to Settle
Brazil	02/11/15	02/19/15	8
	02/12/15	02/20/15	8
	02/13/15	02/23/15	10

China	02/13/15	02/25/15	12
	02/16/15	02/26/15	10
	02/17/15	02/27/15	10
	09/28/15	10/08/15	10
	09/29/15	10/09/15	10
	09/30/15	10/12/15	12

Indonesia	07/13/15	07/22/15	9
	07/14/15	07/23/15	9
	07/15/15	07/24/15	9

Ireland	12/22/15	12/30/15	8
	12/23/15	12/31/15	8

Israel	04/01/15	04/12/15	11

	04/02/15	04/13/15	11
	09/21/15	10/06/15	15
	09/24/15	10/07/15	13

Kazakhstan	09/18/15	09/28/15	10

Philippines	01/12/15	01/20/15	8
	01/13/15	01/21/15	8
	01/14/15	01/22/15	8
	12/23/15	01/04/16	12
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8

Qatar	07/14/15	07/22/15	8
	07/15/15	07/23/15	8
	07/16/15	07/26/15	10
	09/09/15	09/17/15	8
	09/10/15	09/20/15	10
	09/13/15	09/21/15	8

Russia	12/28/15	01/13/16	16
	12/29/15	01/14/16	16
	12/30/15	01/05/16	16

South Africa	03/27/15	04/07/15	11
	03/30/15	04/08/15	9
	03/31/15	04/09/15	9
	04/01/15	04/10/15	9
	04/02/15	04/13/15	11
	04/20/15	04/28/15	8
	04/21/15	04/29/15	8

	04/22/15	04/30/15	8
	04/23/15	05/01/15	8
	04/24/15	05/05/15	11
	04/28/15	05/06/15	8
	04/29/15	05/07/15	8
	04/30/15	05/08/15	8
	06/09/15	06/17/15	8
	06/10/15	06/18/15	8
	06/11/15	06/19/15	8
	06/12/15	06/22/15	10
	06/15/15	06/23/15	8
	08/03/15	08/11/15	8
	08/04/15	08/12/15	8
	08/05/15	08/13/15	8
	08/06/15	08/14/15	8
	08/07/15	08/17/15	10
	09/17/15	09/25/15	8
	09/18/15	09/28/15	10
	09/21/15	09/29/15	8
	09/22/15	09/30/15	8
	09/23/15	10/01/15	8
	12/09/15	12/17/15	8
	12/10/15	12/18/15	8
	12/11/15	12/21/15	10
	12/14/15	12/22/15	8
	12/15/15	12/23/15	8
	12/18/15	12/28/15	10
	12/21/15	12/29/15	8
	12/22/15	12/30/15	8
	12/23/15	12/31/15	8
	12/24/15	01/04/16	11

Spain	03/30/15	04/07/15	8
	03/31/15	04/08/15	8
	04/01/15	04/09/15	8

Thailand	04/08/15	04/16/15	8
	04/09/15	04/17/15	8
	04/10/15	04/20/15	10

2016

Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/03/16	02/17/16	14
	02/04/16	02/18/16	14
	02/05/16	02/19/16	14
	04/27/16	05/09/16	12
	04/28/16	05/10/16	12
	04/29/16	05/11/16	12
	09/28/16	10/11/16	13
	09/29/16	10/12/16	13
	09/30/16	10/13/16	13

Colombia	03/18/16	03/28/16	10

Indonesia	06/29/16	07/11/16	12
	06/30/16	07/12/16	12
	07/01/16	07/13/16	12

Ireland	12/21/16	12/29/16	8
	12/22/16	01/02/17	11

Israel	04/20/16	05/01/16	11
	04/21/16	05/02/16	11
	10/10/16	10/25/16	15
	10/13/16	10/26/16	13

Malaysia	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	07/05/16	07/13/16	8

Mexico	03/18/16	03/28/16	10

Pakistan	09/08/16	09/16/16	8
	09/09/16	09/19/16	10

Philippines	12/23/15	01/04/16	12
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8

Qatar	09/06/16	09/18/16	12
	09/07/16	09/19/16	12
	09/08/16	09/20/16	12

Serbia	04/26/16	05/04/16	8

	04/27/16	05/05/16	8
	04/28/16	05/06/16	8

South Africa	12/24/15	01/04/16	11
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
	12/30/15	01/07/16	8
	12/31/15	01/08/16	8
	03/14/16	03/22/16	8
	03/15/16	03/23/16	8
	03/16/16	03/24/16	8
	03/17/16	03/29/16	12
	03/18/16	03/30/16	12
	03/22/16	03/31/16	9
	03/23/16	04/01/16	9
	03/24/16	04/04/16	11
	04/20/16	04/28/16	8
	04/21/16	04/29/16	8
	04/22/16	05/03/16	11
	04/25/16	05/04/16	9
	04/26/16	05/05/16	9
	04/28/16	05/06/16	8
	04/29/16	05/09/16	10
	06/09/16	06/17/16	8
	06/10/16	06/20/16	10
	06/13/16	06/21/16	8
	06/14/16	06/22/16	8
	06/15/16	06/23/16	8
	08/02/16	08/10/16	8
	08/03/16	08/11/16	8
	08/04/16	08/12/16	8
	08/05/16	08/15/16	10
	08/08/16	08/16/16	8
	12/09/16	12/19/16	10
	12/12/16	12/20/16	8
	12/13/16	12/21/16	8
	12/14/16	12/22/16	8
	12/15/16	12/28/16	13
	12/16/16	12/28/16	12
	12/19/16	12/29/16	10
	12/20/16	01/02/17	13
	12/21/16	01/03/17	13
	12/22/16	01/04/17	13
	12/28/16	01/05/17	8
	12/29/16	01/06/17	8

Sweden	12/30/15	01/07/16	8

Thailand	04/08/16	04/18/16	10
	04/11/16	04/19/16	8
	04/12/16	04/20/16	8

Turkey	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	09/08/16	09/19/16	11
	09/09/16	09/20/16	11

Ukraine	12/31/15	01/08/16	8

United Arab Emirates	09/07/16	09/15/16	8
	09/08/16	09/18/16	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

March 2015

FM Global Proxy Voting and Engagement Principles

SSGA Funds Management, Inc. (“SSGA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA FM has discretionary proxy voting authority over most of its client accounts, and SSGA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA FM Global Proxy Voting and Engagement Principles.

FM Global Proxy Voting and Engagement Principles

SSGA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM’s Approach to Proxy Voting and Issuer Engagement

At SSGA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSGA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA FM engages with issuers, regulators, or both, depending on the market. SSGA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA FM defines engagement methods:

Active

SSGA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further

State Street Global Advisors	2

FM Global Proxy Voting and Engagement Principles

monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSGA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSGA FM maintains regular face-to-face meetings with these issuers, allowing SSGA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSGA FM feels may negatively impact long-terms hareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSGA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA FM has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.SSGA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA FM as requiring active engagement, such as shareholder conference calls.

Proxy Voting Procedure

Oversight

The SSGA FM Corporate Governance Team is responsible for developing and implementing the Proxy Voting and

Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“SSGA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the¡SSGA Investment Committee. The SSGA Investment Committee reviews and approves amendments to the Guidelines. The SSGA PRC reports to the SSGA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA FM’s proxy voting process, SSGA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA FM utilizes ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA FM Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSGA PRC, the Corporate Governance. Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA FM or its affiliates (as explained in greater detail in our “Conflict of Interest” Policy).

SSGA FM votes in all markets where it is feasible; however, SSGA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required or where various market or issuer certifications are required. SSGA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

State Street Global Advisors	3

FM Global Proxy Voting and Engagement Principles

Conflict of Interest

See SSGA’s standalone Conflicts of Interest Policy.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA FM performs as a shareholder. SSGA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA FM’s engagement process, SSGA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA FM considers many factors. SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSGA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA FM believes audit committees should have independent directors as members, and SSGA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their costGof capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSGA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation;

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FM Global Proxy Voting and Engagement Principles

SSGA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA FM does not seek involvement in the day-to-day operations of an organization, SSGA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on Loan

For funds where SSGA FM acts as trustee, SSGA FM may recall securities in instances where SSGA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA FM, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

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FM Global Proxy Voting and Engagement Principles

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canay Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900.
T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3430-INST-5405 0315 Exp. Date: 02/29/2016

March 2015

FM Proxy Voting and Engagement Guidelines

United States

SSGA Funds Management, Inc.’s (“SSGA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

Director Elections

SSGA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board

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FM Proxy Voting and Engagement Guidelines

should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;
•	Director nominees who sit on more than six public company boards;

•	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Directors of companies have unilaterally adopted/ amended company by-laws that negatively impact SSGA FM’s shareholder rights (such as fee-shifting, forum selection and exclusion service by-laws) without putting such amendments to a shareholder vote;

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSGA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

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FM Proxy Voting and Engagement Guidelines

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

Majority Voting

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSGA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long-tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA FM generally supports annual elections for the board of directors.

Confidential Voting

SSGA FM will support confidential voting.

Board Size

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

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FM Proxy Voting and Engagement Guidelines

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

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FM Proxy Voting and Engagement Guidelines

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

Written Consent

SSGA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

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FM Proxy Voting and Engagement Guidelines

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSGA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSGA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

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FM Proxy Voting and Engagement Guidelines

Employee Stock Option Plans

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

Compensation Related Items

SSGA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSGA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;
•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face

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FM Proxy Voting and Engagement Guidelines

and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is

authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended March 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

SSGA generally delegates commodities management for separately managed accounts to SSGA FM, a wholly owned subsidiary of State Street and an affiliate of SSGA. SSGA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSGA FM CTA clients should contact SSGA Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3439-INST-5436 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Europe

SSGA Funds Management, Inc.’s, (“SSGA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles and SSGA’s Conflicts of Interest Policy which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSGA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues arean integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

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FM Proxy Voting and Engagement Guidelines

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSGA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSGA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSGA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSGA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSGA FM may vote against directors if their director terms extend beyond four years.

SSGA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA FM may vote against the entire slate.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

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FM Proxy Voting and Engagement Guidelines

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

In some European markets, differential voting rights continue to exist. SSGA FM supports the “one share one vote” policy and favours a share structure where all shares have equal voting rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100%

of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

State Street Global Advisors	4

FM Proxy Voting and Engagement Guidelines

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSGA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

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FM Proxy Voting and Engagement Guidelines

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

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FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3449-INST-5416 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines United Kingdom

SSGA Funds Management, Inc.’s, (“SSGA FM”), UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines United Kingdom

SSGA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance wouldserve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors.

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FM Proxy Voting and Engagement Guidelines United Kingdom

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

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FM Proxy Voting and Engagement Guidelines United Kingdom

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

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FM Proxy Voting and Engagement Guidelines United Kingdom

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost.In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that≈environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

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FM Proxy Voting and Engagement Guidelines United Kingdom

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 19, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3445-INST-5412 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Emerging Markets

SSGA Funds Management, Inc.’s (“SSGA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

At SSGA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSGA FM’s Proxy Voting and Engagement Philosophy in Emerging Markets

SSGA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA FM’s proxy voting and engagement philosophy in emerging markets.

SSGA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;
•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

Directors and Boards

SGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA FM performs in emerging market companies.

SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSGA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other

•	employees; and

•	Attendance levels.

Audit Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSGA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

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FM Proxy Voting and Engagement Guidelines

Shareholder Rights and Capital Related Issues

SSGA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transcations

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholding between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSGA FM expects companies to clearly state the business purpose for the program, a definitive number of shares to be repurchase.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;
•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

SSGA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental

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FM Proxy Voting and Engagement Guidelines

and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

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ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3510- INST-5434 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Japan

SSGA Funds Management, Inc.’s, (“SSGA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including; board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSGA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSGA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSGA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSGA FM will oppose the top executive, if the board does not have at least two outside directors.

For companies with a committee structure, SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as

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FM Proxy Voting and Engagement Guidelines

the independence of the nominee. SSGA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSGA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSGA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

Audit Related Items

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSGA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization and Mergers

SSGA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSGA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

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FM Proxy Voting and Engagement Guidelines

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSGA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSGA FM will recommend a vote in favor.

SSGA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA FM will generally support proposed increases to the ceiling if the company

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FM Proxy Voting and Engagement Guidelines

discloses the rationale for the increase. SSGA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/ Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA FM cannot calculate the dilution level and, therefore, SSGA FM may oppose such plans for poor disclosure. SSGA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

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FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business

Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3454-INST-5418 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Australia

SSGA Funds Management, Inc.’s (“SSGA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflict of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSGA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

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FM Proxy Voting and Engagement Guidelines

When considering the election or re-election of a director, SSGA FM also considers the number of outside board director-ships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA FM believes that executive pay should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSGA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving

State Street Global Advisors	3

FM Proxy Voting and Engagement Guidelines

audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation;

or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

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FM Proxy Voting and Engagement Guidelines

Remuneration

Executive Pay

There is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

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FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3503-INST-5431 0315 Exp. Date: 03/31/2016

February 2015

Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified by our parent company. In addition, SSGA maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This policy is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting activities.

Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

Managing Conflicts of Interest Related to Proxy Voting

SSGA has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”) SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of SSGA’s Corporate Governance Team. Members of the corporate governance team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the corporate governance team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of SSGA’s investment strategy;

•	Prohibiting members of SSGA’s corporate governance team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the SSGA’s Corporate Governance Team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management) to the Head of the Corporate Governance Team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•	In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s in-house policies; and

•	Reporting of voting policy overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA’s Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSGA PRC. The SSGA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSGA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

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Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts

Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of Feely, John S through the period ended February 28, 2015 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is not a guarantee of future results.

Investing involves risk including the risk of loss of principal.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

Standard & Poor’s (S&P) S&P Indices are a registered trademark of Standard & Poor’s Financial Services LLC.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3455-INST-5419 0315 Exp. Date: 03/31/2016

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(i)	Amended and Restated Declaration of Trust of StreetTracks® Index Shares Funds (now, SPDR® Index Shares Funds) (the “Trust” or the “Registrant”) dated February 13, 2002, as amended July 1, 2004, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2004.

(a)(ii)	Amendment No. 1 to the Registrant’s Amended and Restated Declaration of Trust dated February 13, 2002, as amended July 1, 2004, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 6, 2007.

(b)	Registrant’s Amended and Restated By-Laws, February 13, 2002, as amended August 26, 2015, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 11, 2015.

(c)	Not applicable.

(d)(i)	Investment Advisory Agreement dated July 1, 2004 between the Trust and SSGA Funds Management, Inc. is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 1, 2004.

(d)(ii)	Revised Exhibit A to the Investment Advisory Agreement between the Trust and SSGA Funds Management, Inc., adding the SPDR S&P North American Natural Resources ETF and the SPDR MSCI China A Shares IMI ETF, to be filed by amendment.

(d)(iii)	Fee Waiver Letter Agreement, with respect to the SPDR MSCI ACWI Low Carbon Target ETF, is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 11, 2015.

(d)(iv)	Fee Waiver Letter Agreement dated June 8, 2015, with respect to the SPDR EURO STOXX 50 Currency Hedged ETF, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 5, 2015.

(d)(v)	Sub-Advisory Agreement between SSGA Funds Management, Inc. and State Street Global Advisers Asia Limited is filed herewith.

(e)(i)	Distribution Agreement dated July 1, 2004, between the Trust and State Street Global Markets, LLC, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 1, 2004.

(e)(ii)	Amended Annex I to the Distribution Agreement between the Trust and State Street Global Markets, LLC, adding the SPDR S&P North American Natural Resources ETF and the SPDR MSCI China A Shares IMI ETF, to be filed by amendment.

(f)	Not applicable.

(g)(i)	Custodian Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 10, 2002.

(g)(ii)	Amendment dated October 14, 2005 to the Custodian Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 27, 2006.

(g)(iii)	Amended Schedule of Series to the Custodian Agreement between the Trust and State Street Bank and Trust Company, adding the SPDR S&P North American Natural Resources ETF and the SPDR MSCI China A Shares IMI ETF, to be filed by amendment.

(h)(i)	Administration Agreement between the Trust and SSGA Funds Management, Inc., to be filed by amendment.

(h)(ii)	Schedule A to the Administration Agreement between the Trust and SSGA Funds Management, Inc., adding the SPDR S&P North American Natural Resources ETF and the SPDR MSCI China A Shares IMI ETF, to be filed by amendment.

(h)(iii)	Sub-Administration Agreement between SSGA Funds Management, Inc. and State Street Bank and Trust Company, to be filed by amendment.

(h)(iv)	Schedule A to the Sub-Administration Agreement between SSGA Funds Management, Inc. and State Street Bank and Trust Company, adding the SPDR S&P North American Natural Resources ETF and the SPDR MSCI China A Shares IMI ETF, to be filed by amendment.

(h)(v)	Transfer Agency and Services Agreement dated August 19, 2002, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ii) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 10, 2002.

(h)(vi)	Amended Annex A to the Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company, adding the SPDR S&P North American Natural Resources ETF and the SPDR MSCI China A Shares IMI ETF, to be filed by amendment.

(h)(vii)	Securities Lending Authorization Agreement dated November 28, 2007 between the Trust and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on December 21, 2007.

(h)(viii)	Amended Schedule B to the Securities Lending Authorization Agreement between the Trust and State Street Bank and Trust Company, adding the SPDR MSCI Mexico Quality Mix ETF, SPDR MSCI South Korea Quality Mix ETF, and the SPDR MSCI Taiwan Quality Mix ETF is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 17, 2014.

(h)(ix)	Form of Participant Agreement is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 24, 2009.

(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(j)	Not applicable.

(k)	Not applicable

(l)	Form of Purchase Agreement between the Trust and UBS Global Asset Management (US) Inc. is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 2, 2002.

(m)	Not applicable

(n)	Not applicable

(o)	Reserved

(p)(i)	Registrant’s Revised Code of Ethics, as adopted November 15, 2004 and revised February 23, 2010, is incorporated herein by reference to Exhibit (p)(i) of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on March 10, 2010.

(p)(ii)	Code of Ethics of SSGA Funds Management, Inc., dated April 16, 2013 (which also applies to applicable reporting personnel of the Distributor), is incorporated herein by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 27, 2013.

(q)(i)	Power of Attorney for Ms. Boatman, Ms. Needham, Messrs. Churchill, Kelley, Nesvet, Ross, Verboncoeur and Hallett, dated May 27, 2015, is incorporated herein by reference to Exhibit (q)(i) of Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on June 5, 2015.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Board of Trustees of the Trust is the same as the board of trustees of SPDR® Series Trust, SSgA Master Trust and SSgA Active Trust. In addition, the officers of the Trust are substantially identical to the officers of SPDR Series Trust, SSgA Master Trust and SSgA Active Trust. Additionally, the Trust’s investment adviser, SSGA Funds Management, Inc., also serves as investment adviser to each series of SPDR Series Trust, SSgA Master Trust and SSgA Active Trust. Nonetheless, the Trust takes the position that it is not directly or indirectly controlled by or under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.

ITEM 30. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant’s By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant’s Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its By-Laws in a manner consistent with Release 11330 of the SEC under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will the Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him/her.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment arm of State Street Corporation. The principal address of the Adviser is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.

Name	Capacity With Adviser	Business Name and Address of Other Position

Keith Crawford	Treasurer	Chief Financial Officer and Global Head of Strategy, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Alyssa Albertelli	Chief Compliance Officer	Chief Compliance Officer, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

James E. Ross	Chairman & Director	Executive Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Ellen Needham	President & Director	Senior Managing Director, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Phillip Gillespie	Chief Legal Officer	General Counsel, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Kristi Mitchem	CTA – Chief Marketing Officer	Executive Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Barry Smith	Director	Senior Managing Director, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

Ann Carpenter	Chief Operating Officer	Vice President, State Street Global Advisors, a division of State Street Bank and Trust Company, Boston, MA

See “Management” in the Prospectus and “Management of the Trust” in the Statement of Additional Information for information regarding the business of SSGA FM. For information regarding broker-dealers and investment advisers affiliated with the Adviser, reference is made to the Adviser’s Form ADV, as amended, filed with the SEC and incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, State Street Institutional Investment Trust, SSgA Active Trust and SSGA Funds.

(b)	The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC (except as noted, none of the persons set forth below holds a position or office with the Trust):

Nicholas J. Bonn	Chief Executive Officer, Chief Operations Officer and Chairman
Howard Fairweather	Director
Stefan Gavell	Director
Christopher P. Jensen	Senior Vice President, Chief Financial Officer and Director
Mark Snyder	Director
James Ross	Director
Peter Williams	Director
R. Bryan Woodard	Senior Vice President, Chief Legal Counsel and Director
Mark Trabucco	Vice President and Chief Compliance Officer
Melissa McKay	Managing Director and Secretary
David MacInnis	Vice President and Compliance Officer
John Conway	Vice President, FINOP

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of SSGA Funds Management, Inc. and/or State Street Bank and Trust Company, each with offices located at One Lincoln Street, Boston, Massachusetts 02111.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, SPDR® Index Shares Funds, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 20th day of October, 2015.

SPDR® INDEX SHARES FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

/s/ Bonny E. Boatman* Bonny E. Boatman	Trustee	October 20, 2015

/s/ Dwight D. Churchill* Dwight D. Churchill	Trustee	October 20, 2015

/s/ David M. Kelly* David M. Kelly	Trustee	October 20, 2015

/s/ Frank Nesvet* Frank Nesvet	Trustee	October 20, 2015

/s/ Carl G. Verboncoeur* Carl G. Verboncoeur	Trustee	October 20, 2015

/s/ James E. Ross* James E. Ross	Trustee	October 20, 2015

/s/ Ellen M. Needham Ellen M. Needham	President and Principal Executive Officer	October 20, 2015

/s/ Chad C. Hallett Chad C. Hallett	Treasurer and Principal Financial Officer	October 20, 2015

*By:	/s/ Christopher A. Madden
Christopher A. Madden
As Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT LIST

Item 28

(d)(v)	Sub-Advisory Agreement

(i)	Opinion and Consent of Morgan, Lewis & Bockius LLP